SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
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                                     URGENT!
                            YOUR IMMEDIATE ACTION IS
                                   REQUESTED

                  PLEASE CAST YOUR VOTE TODAY BY INTERNET OR BY
                  CALLING THE TOLL FREE NUMBER PRINTED ON THE
                                ENCLOSED BALLOT.

   In order to avoid additional expenses to the Fund and shareholders we need your vote in approving Proposal (2) for FFC.

  WITH LESS THAN (10) DAYS LEFT UNTIL THE SHAREHOLDER MEETING, WE ASK THAT YOU
                    RESPOND BY TELEPHONE OR INTERNET TODAY.

                  Thank you for your attention to this matter.